INCOME TAXES (Schedule of Income Tax Expense Reconciliation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
INCOME TAXES [Abstract]
Computed tax at the expected statutory rate	$ (307,555)	$ (184,259)
State and local income taxes, net of federal	(20,083)	(11,959)
Other non-deductible expenses	1,020	1,718
Income tax expense/(benefit)	$ (326,618)	$ (194,500)